                                                                      EXHIBIT 99

             TOO, INC. REPORTS FIRST QUARTER 2004 OPERATING RESULTS
                  SECOND QUARTER EARNINGS IMPROVEMENT PROJECTED

   NEW ALBANY, Ohio; May 12, 2004 - Too, Inc. (NYSE: TOO) today reported net income for the first quarter ended May 1, 2004 of $5.2 million, or $0.15 per diluted share, on net sales of $154.1 million, compared to first quarter 2003 net income of $4.2 million, or $0.12 per diluted share, on net sales of $138.0 million. The 2003 earnings include a loss on discontinued operations, net of tax, of approximately $437,000, or $0.01 per diluted share.

The 2004 quarterly earnings increase was primarily attributable to higher net sales and higher gross income as a percentage of sales.

Comparable store sales for first quarter 2004 increased 2% compared to the 18% decrease for the like period last year. The company said that the earlier Easter this year compared to 2003 resulted in a shift in comparable stores sales of about two percentage points from second quarter to first quarter 2004.

Too said that based on an estimate of flat comparable store sales for the second quarter ending July 31, 2004, it was comfortable with security analysts' current average estimate of $0.05 per share for the quarter. The company had net income from continuing operations of $638,000, or $0.02 per share for the second quarter 2003.

A live webcast and replay of today's conference call with security analysts to review the operating results for the first quarter will be available on the Internet beginning at 9:00 a.m. Eastern Time today. Individual investors can listen to the call through CCBN's investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

Too, Inc. is a leading specialty retailer for young girls. At Limited Too, the company sells apparel, swimwear, sleepwear, underwear, footwear, lifestyle and personal care products for active, fashion-aware 'tween (ages 7 to 14) girls. Limited Too currently operates 555 stores in 46 states and Puerto Rico, and publishes a catalog coinciding with key 'tween shopping times throughout the year. Limited Too also conducts e-commerce on its Web site, limitedtoo.com. In January 2004, the company launched Justice, a new specialty retail concept for young girls, offering sportswear, related accessories and lifestyle items to value-conscious customers, predominantly in "off-the-mall" store locations. Justice currently operates 27 stores in 12 states.

Company Home Page: http://tooinc.com



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


The Company cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this press release involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond the Company's control. Forward-looking statements are indicated by words such as "anticipate," "estimate," "expect," "intend," "risk," "could," "may," "will," "pro forma," "likely," "possible," "potential," and similar words and phrases and the negative forms and variations of these words and phrases, and include, but may not be limited to, statements in this press release related to the new store growth. The following factors, among others, in some cases have affected, and in the future could affect, the Company's financial performance and actual results and could cause future performance and financial results to differ materially from those expressed or implied in any forward-looking statements included in this press release or otherwise made by management: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns; currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges and paper and printing costs; availability of suitable store locations at appropriate terms; ability to develop new merchandise; ability to hire and train associates; and/or other risk factors that may be described in the Safe Harbor Statement and Business Risks section of the Company's Form 10-K, filed April 29, 2002, as well as other filings with the Securities and Exchange Commission. Future economic and industry trends that could potentially impact revenue and profitability are difficult to predict. Therefore, there can be no assurance that the forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company, or any other person, that the objectives of the Company will be achieved. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


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

                                    TOO, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
            FOR THE THIRTEEN WEEKS ENDED MAY 1, 2004 AND MAY 3, 2003
              (UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                             THIRTEEN WEEKS ENDED            THIRTEEN WEEKS ENDED
                                           -------------------------       -------------------------
                                             MAY 1,          % OF            MAY 3,          % OF
                                              2004           SALES            2003           SALES
                                           ----------     ----------       ----------     ----------
Net sales                                  $  154,131          100.0%      $  137,971          100.0%
     Cost of goods sold, buying and
          occupancy costs                     103,092           66.9%          95,344           69.1%
                                           ----------     ----------       ----------     ----------
Gross income                                   51,039           33.1%          42,627           30.9%
     General, administrative and store
          operating expenses                   42,909           27.8%          35,555           25.8%
                                           ----------     ----------       ----------     ----------
Operating income                                8,130            5.3%           7,072            5.1%
     Interest income, net                         213            0.1%             124            0.1%
                                           ----------     ----------       ----------     ----------
Income from continuing operations
     before income taxes                        8,343            5.4%           7,196            5.2%
Provision for income taxes                      3,100            2.0%           2,600            1.9%
                                           ----------     ----------       ----------     ----------
Income from continuing operations               5,243            3.4%           4,596            3.3%
Loss on discontinued operations of
     mishmash, net of tax                          --            0.0%             437            0.3%
                                           ----------     ----------       ----------     ----------
Net income                                 $    5,243            3.4%      $    4,159            3.0%
                                           ==========     ==========       ==========     ==========
Income (loss) per share - basic:

     Continuing operations                 $     0.15                      $     0.13
     Discontinued operations                       --                           (0.01)
                                           ----------                      ----------
     Net income per basic share            $     0.15                      $     0.12
                                           ==========                      ==========
Income (loss) per share - diluted:

     Continuing operations                 $     0.15                      $     0.13
     Discontinued operations                       --                           (0.01)
                                           ----------                      ----------
     Net income per diluted share          $     0.15                      $     0.12
                                           ==========                      ==========

Weighted average common shares:

     Basic                                     34,403                          34,098
                                           ==========                      ==========
     Diluted                                   34,914                          34,604
                                           ==========                      ==========


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


                                    TOO, INC.
                           CONSOLIDATED BALANCE SHEETS
                     AS OF MAY 1, 2004 AND JANUARY 31, 2004
                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                           MAY 1,        JANUARY 31,
                                                                           2004             2004
                                                                        -----------      -----------
                                                                        (UNAUDITED)
                                 ASSETS

CURRENT ASSETS:
   Cash and equivalents                                                 $   119,853      $   115,886
   Restricted cash                                                           15,264           20,846
   Receivables                                                                3,818            6,802
   Income taxes receivable                                                      655            5,542
   Inventories                                                               56,364           58,299
   Store supplies                                                            13,619           13,285
   Other                                                                      2,638            2,542
                                                                        -----------      -----------
Total current assets                                                        212,211          223,202

Property and equipment, net                                                 147,761          147,038
Deferred income taxes                                                         6,780            6,780
Other assets                                                                 14,660           14,434
                                                                        -----------      -----------
Total assets                                                            $   381,412      $   391,454
                                                                        ===========      ===========

               LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                     $    25,088      $    36,556
   Accrued expenses                                                          42,562           41,725
   Income taxes payable                                                      11,584           17,464
                                                                        -----------      -----------
Total current liabilities                                                    79,234           95,745

Other long-term liabilities                                                  13,969           13,956

Commitments and contingencies

                      SHAREHOLDERS' EQUITY
Preferred stock, 50 million shares authorized                                    --               --
Common stock, $.01 par value, 100 million shares
   authorized, 34.5 million and 34.4 million issued and outstanding
   at May 1, 2004 and January 31, 2004, respectively                            345              344
Treasury stock, at cost, 29,709 shares                                         (998)            (998)
Paid in capital                                                             121,172          119,960
Retained earnings                                                           167,690          162,447
                                                                        -----------      -----------
Total shareholders' equity                                                  288,209          281,753
                                                                        -----------      -----------
Total liabilities and shareholders' equity                              $   381,412      $   391,454
                                                                        ===========      ===========


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


                                   TOO, INC.
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
            FOR THE THIRTEEN WEEKS ENDED MAY 1, 2004 AND MAY 3, 2003
                           (UNAUDITED, IN THOUSANDS)


                                                               THIRTEEN WEEKS ENDED
                                                            --------------------------
                                                              MAY 1,          MAY 3,
                                                               2004            2003
                                                            ----------      ----------
CASH FLOWS FROM OPERATING ACTIVITIES:

   Net income                                               $    5,243      $    4,159

IMPACT OF OTHER OPERATING ACTIVITIES ON CASH FLOWS:

   Depreciation and amortization                                 5,157           4,682

   CHANGES IN ASSETS AND LIABILITIES:
      Inventories                                                1,935           9,624
      Accounts payable and accrued expenses                     (8,637)        (23,944)
      Income taxes                                              (1,010)         (3,561)
      Other assets                                               1,677          (1,234)
      Other liabilities                                             13             976
                                                            ----------      ----------

   NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES          4,378          (9,298)
                                                            ----------      ----------

INVESTING ACTIVITIES:

   Capital expenditures                                         (6,444)         (5,636)
   Restricted cash                                               5,582              --
                                                            ----------      ----------

   NET CASH USED FOR INVESTING ACTIVITIES                         (862)         (5,636)
                                                            ----------      ----------

FINANCING ACTIVITIES:

   Stock options and other equity changes                          709             102
   Change in cash overdraft                                       (258)          9,696
                                                            ----------      ----------

   NET CASH PROVIDED BY FINANCING ACTIVITIES                       451           9,798
                                                            ----------      ----------

   NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS               3,967          (5,136)

   Cash and equivalents, beginning of period                   115,886         106,004
                                                            ----------      ----------
   Cash and equivalents, end of period                      $  119,853      $  100,868
                                                            ==========      ==========

                                    TOO, INC.
                                  SELECTED DATA
            FOR THE THIRTEEN WEEKS ENDED MAY 1, 2004 AND MAY 3, 2003
                            (UNAUDITED, IN THOUSANDS)


                                           THIRTEEN WEEKS ENDED
                                          ----------------------
                                           MAY 1,        MAY 3,
                                            2004          2003
                                          --------      --------
CAPITAL EXPENDITURES
 First Quarter                            $  6,444      $  5,636

DEPRECIATION & AMORTIZATION
 First Quarter                            $  5,157      $  4,682

INTEREST INCOME, NET
 First Quarter                            $    213      $    124



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

                                   TOO, INC.
                              STORE OPERATING DATA
            FOR THE THIRTEEN WEEKS ENDED MAY 1, 2004 AND MAY 3, 2003


                                                           MAY 1,     MAY 3,
LIMITED TOO STORE COUNT                                     2004       2003
-----------------------                                   --------   --------
Beginning of quarter                                           553        510
  Opened                                                         3          7
  Closed                                                        (2)        (2)
                                                          --------   --------
      Quarter-to-date                                          554        515
                                                          ========   ========

OTHER OPERATING DATA
--------------------
mishmash stores                                                 --         14
Justice stores                                                  26         --
Total square feet at period end (in thousands)(1)            2,285      2,120


(1) Amounts exclude Justice and mishmash stores.




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